Statement of
Additional Information
Artisan Partners Funds
2018
1 February 2018, revised as of 1 October 2018
Share Class
	Investor	Advisor	Institutional
Artisan Developing World Fund	ARTYX	APDYX	APHYX
Artisan Emerging Markets Fund	ARTZX	—	APHEX
Artisan Global Discovery Fund	APFDX	—	APHDX
Artisan Global Equity Fund	ARTHX	—	APHHX
Artisan Global Opportunities Fund	ARTRX	APDRX	APHRX
Artisan Global Value Fund	ARTGX	APDGX	APHGX
Artisan High Income Fund	ARTFX	APDFX	APHFX
Artisan International Fund	ARTIX	APDIX	APHIX
Artisan International Small Cap Fund	ARTJX	—	APHJX
Artisan International Value Fund	ARTKX	APDKX	APHKX
Artisan Mid Cap Fund	ARTMX	APDMX	APHMX
Artisan Mid Cap Value Fund	ARTQX	APDQX	APHQX
Artisan Small Cap Fund	ARTSX	APDSX	APHSX
Artisan Thematic Fund	ARTTX	—	—
Artisan Value Fund	ARTLX	APDLX	APHLX

Statement of Additional Information

1 February 2018, revised as of 1 October 2018
Artisan Developing World Fund, Artisan Emerging Markets Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Thematic Fund and Artisan Value Fund (each, a “Fund” and, together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated 1 February 2018 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended 30 September 2017, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual reports to shareholders. Because Institutional Shares of Artisan Global Discovery Fund were not offered during the fiscal year ended 30 September 2017, financial statements for Institutional Shares of Artisan Global Discovery Fund are not included in this SAI. A copy of the prospectus and the annual and semiannual reports to shareholders can be obtained without charge by calling 800.344.1770, by writing to Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by accessing Artisan Partners Funds’ website at www.artisanpartners.com.

Statement of Additional Information—Artisan Partners Funds

Information about the Funds and Artisan Partners
Each Fund is a series of Artisan Partners Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.
The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.
Investment Objectives and Policies
The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.
Investment Techniques and Risks
Foreign Securities
Artisan Emerging Markets Fund invests a significant portion of its assets in securities of non-U.S. companies. Under normal market conditions, each of Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund and Artisan Global Value Fund invests a significant portion of its assets in common stocks and other equity securities both within and outside the U.S. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies. Under normal market conditions, Artisan International Value Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies. Under normal circumstances, Artisan International Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in securities of non-U.S. companies or securities trading on non-U.S. exchanges. Artisan Mid Cap Fund may invest up to 15% of its total assets at market value at the time of purchase in securities of non-U.S. companies or securities trading on non-U.S. exchanges. Artisan Small Cap Fund may invest up to 10% of its total assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. Artisan Mid Cap Value Fund invests primarily in U.S. companies, but may invest up to 5% of its total assets at market value at the time of purchase in securities of non-U.S. companies that trade in the U.S. Artisan High Income Fund may invest without limit in securities and other instruments of non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the U.S., and securities denominated in currencies other than the U.S. dollar. Artisan Thematic Fund may invest up to 50% of its total asset at market value at the time of purchase in securities of non-U.S. companies (including depositary receipts). Under normal circumstances, Artisan Developing World Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. Artisan Developing World Fund’s investment team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.
For the purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by Artisan Partners’ securities information vendors. However, each investment team, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. In determining the country designations of issuers, each investment team and/or Artisan Partners’ vendors may use a range of criteria, including the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations, the location of the issuer’s headquarters or other criteria, such as the source of a company’s revenues. Over time, country designations may change. As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.
Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.
With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies (including, among others, participation certificates and depositary receipts), a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar

Statement of Additional Information—Artisan Partners Funds

against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)
Investors should understand and consider carefully the risks involved in foreign investing, including the risks of transacting on foreign exchanges or with foreign clearinghouses. Investing in foreign securities (including through positions denominated in foreign currencies or dollar-denominated securities or other instruments that expose the Fund to foreign securities or currencies) and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing, financial reporting and disclosure standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous or uncertain legal, operational and financial protections applicable to foreign sub-custodial arrangements and investments through complex structures that may lack transparency.
Although the Funds may invest in companies located in countries the Funds believe have stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments. For example, continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created volatility in currency and financial markets generally. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development.
Income, gains and proceeds from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, gains and proceeds, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (“NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.
Emerging, Less Developed and Developing Markets. Under normal circumstances, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. Under normal market conditions, each of Artisan Global Equity Fund, Artisan Global Value Fund and Artisan International Value Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities. Artisan Global Discovery Fund, Artisan Global Opportunities Fund and Artisan High Income Fund may invest without limit in emerging markets’ securities. Artisan International Small Cap Fund and Artisan Thematic Fund may invest up to 50% of its total assets at market value at the time of purchase in emerging markets’ securities. Under normal market conditions, Artisan International Fund may invest up to 35% of its total assets at market value at the time of purchase in emerging markets’ securities. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in emerging markets’ securities. Artisan Mid Cap Fund may invest up to 15% of its total assets at market value at the time of purchase in emerging markets’ securities.
Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).
Artisan Developing World Fund may invest without limit in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. As noted above, Artisan Developing World Fund’s investment team generally considers developing world to include countries that are included in any one of the MSCI emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.
Investments in emerging and developing markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging and developing markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging and developing markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as

Statement of Additional Information—Artisan Partners Funds

compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or create a drag on fund performance.
Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
The Funds may invest in some emerging and developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custodying assets, different settlement and clearance procedures, asserting legal title under a developing legal and regulatory regime and other risks) to a greater degree than in developed markets or even in other emerging and developing markets. For example, some of the markets in which a Fund may invest do not provide for settlement on a delivery versus payment basis and the risk in relation to such settlements are borne by the Fund. The Funds may also invest in certain eligible Chinese securities (“China A Shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) and Shenzhen Stock Exchange through stock connect programs (each, a “Stock Connect”). The Stock Connects are securities trading and clearing programs for the establishment of mutual market access between markets. The Stock Connects are subject to regulations promulgated by regulatory authorities for each market and further regulations or restrictions, such as trading suspensions, may adversely affect the Stock Connects and the value of the China A Shares held by the Funds. There is no guarantee that the systems required to operate a Stock Connect will function properly or that exchanges will continue to support Stock Connects in the future. While the Stock Connects may not currently be subject to individual investment quotas, daily and aggregate investment quotas generally apply to all participants on Stock Connects on a “net buy” basis, which may restrict or preclude a Fund’s ability to invest in securities traded through the Stock Connects on a timely basis or at all on any given day. In addition, such securities generally may not be sold, purchased or otherwise transferred other than through the applicable Stock Connect in accordance with the program’s rules, which may further subject the Funds to liquidity risk with respect to China A Shares. A Fund may be restricted in its ability to dispose of its China A Shares purchased through Stock Connect in a timely manner. As an example, the Stock Connects are generally available only on business days when both markets are open. When either market is closed, a Fund will not be able to trade securities on that Stock Connect at a time that may otherwise be beneficial to trade. Because of the way in which China A Shares are held in a Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Stock Connect becomes insolvent. The limitations and risks described above with respect to the Stock Connects are specific to those programs; however, these and other risks may exist to varying degrees in connection with the Funds’ investments through other trading structures, protocols and platforms in other emerging and developing markets.
Certain foreign markets (including certain emerging and developing markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging and developing markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging and developing market countries. In an attempt to control inflation, certain emerging and developing market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through economic policies.
Governments of many emerging and developing market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging and developing markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging and developing market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging and developing markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to

Statement of Additional Information—Artisan Partners Funds

participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.
Foreign Sovereign Debt. Artisan High Income Fund and Artisan Thematic Fund may invest in sovereign debt securities, which are issued or guaranteed by foreign governmental entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Participation Certificates
Artisan Developing World Fund and Artisan Thematic Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Emerging Markets Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may each invest up to 10% of its total assets measured at the time of purchase in such securities. Artisan Value Fund also may invest in such securities to a more limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).
The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.
There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.
For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan International Small Cap Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Funds will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

Statement of Additional Information—Artisan Partners Funds

Fixed Income Securities
Artisan Developing World Fund, Artisan Global Value Fund, Artisan International Value Fund, Artisan Thematic Fund and Artisan Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various credit qualities, including unrated securities.2 Artisan High Income Fund may invest in a broad range of fixed income securities, including high yield corporate bonds, loans and other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as convertible debt securities and stressed and distressed debt securities, as well as credit default swaps and other derivatives related to, referencing or with similar economic characteristics to corporate fixed income securities. Each of the Funds noted above may invest in fixed income securities across the credit quality spectrum, including high yield fixed income securities (i.e., “junk” bonds) (see “Junk Bond Securities” below). Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed, floating or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.
Fixed income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors, such as developments relating to a specific issuer, industry, sector or region, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, fall when interest rates rise. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.
Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed income security or the issuer of a fixed income security and changes in the actual or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.
Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed income securities. Fluctuations in the value of a Fund’s investments in fixed income securities will cause the NAV of each share class of the Fund to fluctuate also.
Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.
A Fund may invest in variable- or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.
A Fund may invest in fixed income securities that are issued by special purpose entities and that directly or indirectly represent an interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as operating contracts and/or intellectual property. Such securities are subject to the risks associated with fixed income securities generally, and may be subject to additional risks. The additional risks may include, among others, risks associated with service providers managing the collateral held by the special purpose entity and/or administering the security, the extent and nature of any internal or external credit support, and subordination to other securities issued by the special purpose entity.

[2]	Each of Artisan Global Value Fund, Artisan International Value Fund and Artisan Thematic Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in fixed income securities, including convertible debt securities. Artisan Developing World Fund and Artisan Value Fund may invest in such securities to a limited extent.

Statement of Additional Information—Artisan Partners Funds

Generally, the Funds use the terms debt security, debt obligation, bond, fixed income security and fixed income instrument interchangeably, and regard them to mean a security or instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, a Fund may invest in those opportunities as well.
Junk Bond Securities. Under normal circumstances, Artisan High Income Fund will invest primarily in securities that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial, Inc., (“S&P”) or Fitch Ratings Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality. Artisan High Income Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. Artisan Developing World Fund, Artisan Global Value Fund, Artisan International Value Fund, Artisan Thematic Fund and Artisan Value Fund also may invest to a limited extent in below-investment grade securities, which are often referred to as “junk bonds.” While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, junk bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.
Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when Artisan Partners believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Statement of Additional Information—Artisan Partners Funds

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Unrated Securities. A Fund may purchase unrated securities (which are not rated by a rating agency) if Artisan Partners determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Artisan Partners may not accurately evaluate the security’s comparative creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on Artisan Partners’ analysis than if the Fund invested exclusively in higher-quality and rated securities.
Loans, Assignments and Participations
Artisan High Income Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry and/or geographical region. The Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the participating institution.
The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Fund also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by Artisan Partners.
Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.
The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income, gains and proceeds of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Unsecured loans are loans that are not collateralized. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Since they will not afford the Fund recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.
Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, Artisan Partners will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Artisan Partners’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions,

Statement of Additional Information—Artisan Partners Funds

and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on Artisan Partners’ or the original lending institution’s credit analysis of the borrower.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Artisan Partners believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. As a result, payment proceeds will not be available to make additional investments until a substantial period after the settlement of a loan. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Artisan Partners will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and therefore to the extent such instruments are deemed to be illiquid under Artisan Partners’ liquidity procedures, investments in them may be limited by the Fund’s limitations on investment in illiquid securities.
Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.
It is the position of the SEC that, in the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Economic exposure to loan interests through the use of derivative transactions, including, among others, credit default swaps and total return swaps, may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Lending Fees. In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include upfront fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive an upfront fee and when it sells a loan it may pay an upfront fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.
Borrower Covenants. A borrower under a loan typically may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, cash taxes and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.
Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with the financial and operating covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an

Statement of Additional Information—Artisan Partners Funds

opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.
A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.
Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the purchase of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan. If a Fund enters into a commitment with a borrower regarding a bridge loan, the Fund may be obligated on one or more dates in the future to lend funds to the borrower (up to an aggregate stated amount) if called upon to do so by the borrower, which may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor). Because investing in these types of loans creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations.
Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.
From time to time, Artisan Partners and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.
To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.
If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.
Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again

Statement of Additional Information—Artisan Partners Funds

during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor). Because investing in these types of loans creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations.
Commercial Real Estate Loans. The Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. The Fund may own entire whole loans or in some cases may choose to syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, the Fund may fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note or mezzanine loan tranche. The Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, the Fund may receive extension fees, modification or similar fees in connection with whole mortgage loans.
B-Notes. The Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an investment fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.
Mezzanine Loans. The Fund may invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, the Fund may receive extension fees, modification or similar fees in connection with investments in mezzanine loans.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.
A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for favorable tax treatment under the Code or its failure to maintain exemption from registration under the 1940 Act.
Convertible Securities
Each Fund may invest in convertible securities.3 Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security

[3]	Although each of Artisan Global Value Fund and Artisan International Value Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in debt securities, including convertible debt securities, convertible preferred securities are not subject to this limit.

Statement of Additional Information—Artisan Partners Funds

matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying security.
Preferred Stock
Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.
The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Common Stock Warrants and Rights
Each Fund may invest in common stock warrants and rights and may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile

Statement of Additional Information—Artisan Partners Funds

investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.
Investment Companies
Each Fund may, from time to time, invest in other investment companies, including money market funds, other open-end funds, closed-end funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder.
Each Fund may invest in ETFs, which are investment companies that are generally registered under the 1940 Act. ETFs are publicly traded unit investment trusts, open-end funds or depositary receipts that generally seek to track the performance of specific indices or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.
Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.
Exchange Traded Notes (“ETNs”)
Each of Artisan Global Discovery Fund, Artisan Global Opportunities Fund, Artisan High Income Fund and Artisan Thematic Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
The market value of an ETN is determined by supply and demand, the current performance of the index and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.
Artisan Global Discovery Fund’s, Artisan Global Opportunities Fund’s, Artisan High Income Fund’s and Artisan Thematic Fund’s investments in any commodities-linked ETNs may be limited by tax considerations, including each of those Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.
Managing Investment Exposure
Each Fund may (but is not obligated to) use various techniques, such as derivatives, to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, forward contracts, or entering into currency exchange contracts.
Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for currency speculation.

Statement of Additional Information—Artisan Partners Funds

In addition to the techniques described above, Artisan High Income Fund may use various swap agreements, including, among others, credit default swaps and interest rate swaps, for hedging or investment purposes, risk management, portfolio management, duration management or with the purpose or effect of creating investment leverage.
Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners. When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. It is possible that, when a Fund uses a derivative for hedging purposes, the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by a Fund. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
Derivatives may be highly volatile and a Fund’s use of derivatives may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
In addition to the risks of an adverse change in the value of the underlying asset, a Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by Fund shareholders.
Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers and are not exchange traded.
Forward currency transactions may involve currencies of the different countries to which a Fund may have exposure and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in U.S. dollar or foreign currencies). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in U.S. dollar or foreign currencies) denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure to a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio positions can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the Fund’s exposure to that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund’s exposure to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.
At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency counterparty obligating it to purchase on the same maturity date the same amount of the currency.
It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting

Statement of Additional Information—Artisan Partners Funds

contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.
An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.
A Fund will write call options and put options only if they are “covered.” Generally, a written call is covered if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for a Fund by its custodian in a segregated account) the underlying security subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A written call is also covered if a Fund holds a purchased call option on the same security as the underlying security of the written call, where the exercise price of the call used for coverage is equal to or less than the exercise price of the written call. A written put is covered if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the written put. Similarly, a written put could be covered by a Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased put is equal to or more than the exercise price of the written put or less than the exercise price of the written put if the marked to market difference is maintained by a Fund in cash or other liquid assets which a Fund holds in a segregated account.
If an option written by a Fund expires unexercised, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid.
A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Statement of Additional Information—Artisan Partners Funds

Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing in illiquid securities.
Forward Contracts, Futures Contracts and Options on Futures Contracts. A Fund may buy and sell forward contracts or futures contracts. A forward contract or futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.
A Fund may use forward contracts, futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument.
To avoid leveraging and related risks, when a Fund invests in forward contracts or futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits. The market value of a forward contract or futures contract is equal to the gains or losses on the contract, which are marked to market at least daily. Variation margin payments equal to the amount of mark-to-market gains or losses on futures contracts are made to, or from, the account of the holder each day generally through the clearinghouse. Because of the daily marking to market and payment of variation margin of futures contracts, a position begins each day with “zero” market value.
There are risks associated with forward contracts, futures contracts and options on futures contracts including the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a forward contract, futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.
Swap Agreements. Artisan High Income Fund (for purposes of this section, the “Fund”) may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed income security, a combination of such securities, or an index). The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.
The Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such

Statement of Additional Information—Artisan Partners Funds

swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.
A credit default swap on a bond is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.
Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of credit default swap protection, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer up to the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap by terminating the contract and paying applicable breakage fees, novating the contract to a third-party or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of options.
Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.
Risks Related to a Fund’s Clearing Broker and Central Clearing Counterparty. To the extent it uses swaps or futures contracts, a Fund will be required to deposit margin and other assets with its swaps and futures clearing brokers. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, all customer funds held at a clearing organization in connection with any futures contracts

Statement of Additional Information—Artisan Partners Funds

are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but Commodity Futures Trading Commission (“CFTC”) rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.
CPO Exclusion. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. In order to claim the exclusion, each Fund is limited in its ability to trade certain commodity instruments (such as futures contracts, options on futures contracts, commodity options and certain swaps) other than for bona fide hedging purposes (as defined by the CFTC) or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Accordingly, neither the Funds nor Artisan Partners (with respect to the Funds) are subject to registration or regulation as “commodity pool operators” under the CEA. The Funds’ ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) is limited by Artisan Partners’ intention to operate the Funds in a manner that would permit Artisan Partners to continue to claim the exclusion under Rule 4.5, which may adversely affect the Funds’ total return. In the event that Artisan Partners becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase, adversely affecting the Funds’ total return.
Private Placements and Rule 144A Securities
Each Fund may invest in private placement and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws). Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates.
Artisan Partners, under the supervision of the board of directors of Artisan Partners Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s limitations on investing in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% (or, with respect to Artisan High Income Fund, 15%) of its net assets in illiquid investments. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities. The potential lack of liquidity for these securities may make it more difficult to accurately value these securities.
Lending of Portfolio Securities
Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (4) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Statement of Additional Information—Artisan Partners Funds

Cash, Money Market Funds and Repurchase Agreements
Each of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s total assets. Each of Artisan Developing World Fund, Artisan Global Discovery Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Value Fund, Artisan Thematic Fund and Artisan Value Fund tries to maintain a cash position of no more than 15% of its total assets. Each of Artisan Global Equity Fund and Artisan High Income Fund generally tries to maintain a cash position of no more than 10% of its total assets. Artisan Mid Cap Value Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. In addition, during periods when stock prices are moving broadly upwards, investment of available cash by the value Funds – Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund and Artisan Value Fund – may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. As a result, each Fund may at times hold more than its stated limit in cash. Each Fund typically invests its available cash in shares of U.S. dollar denominated money market funds, which are a type of investment company, or in repurchase agreements.
Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies and other relevant factors.
A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the Bankruptcy Code that would allow it immediately to resell such collateral.
When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements
Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% (or, with respect to Artisan High Income Fund, 10%) of its total assets.
A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.
At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may give rise to a form of leverage and increase a Fund’s overall investment exposure, resulting in increased volatility of a Fund’s NAV.
Stressed and Distressed Instruments
Artisan High Income Fund may invest in securities or other instruments of stressed or distressed issuers. Stressed or distressed debt securities may be issued by companies involved in reorganizations, financial restructurings or bankruptcy or otherwise experiencing, or likely to experience, financial difficulty. The Fund’s investment in stressed or distressed debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Stressed or distressed debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

Statement of Additional Information—Artisan Partners Funds

Investments in the securities of financially stressed or distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Fund’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.
Index Securities; Structured Products
The term “structured products” is used to describe a variety of investment instruments that give the holder of the product some investment exposure to a specified asset without actually, or directly, acquiring ownership of that asset. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Structured products include asset securitizations, in which an owner of assets transfers them to a special purpose vehicle (“SPV”), which in turn issues certificates that entitle the holder to certain cash flows derived from the underlying assets. Artisan High Income Fund, as a holder of such certificates, may have the right to receive payments only from the SPV, and generally does not have direct rights against the issuer or the entity that sold the assets to the SPV. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products. Structured products generally entail risks associated with derivative instruments.
Structured notes are derivative debt securities, the interest rate or principal of which is typically determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.
The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Credit-linked Notes. Artisan High Income Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.
Commercial Paper
Artisan High Income Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. Government Securities
Each Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are

Statement of Additional Information—Artisan Partners Funds

supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Inflation-Indexed Bonds
Artisan High Income Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Short Sales
Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund (except Artisan Thematic Fund) currently intends to make short sales “against the box” in excess of 5% of its total assets.
Artisan Global Discovery Fund and Artisan Thematic Fund may also make short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made against the box create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund, in effect, profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when the Fund would not otherwise sell the portfolio securities.

Statement of Additional Information—Artisan Partners Funds

In order to engage in short sales, a Fund must arrange with its custodian or a broker to borrow the security being sold short. A Fund generally must segregate cash or other liquid assets for the benefit of its custodian or broker to secure a Fund’s obligation to replace the security, so that the total of the amounts segregated is equal to the market value of the securities sold short. In addition, a Fund typically pays its custodian or broker fees for lending the security and must also pay the equivalent of the interest or dividends paid by the issuer on the securities borrowed during the time the short position is open. In order to close out its short position, a Fund replaces the security by purchasing the security at the price prevailing at the time of replacement or taking the security a Fund otherwise holds and delivering it to its custodian or broker. If the price of the security sold short has increased since the time of the short sale, a Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain.
Line of Credit
Artisan Partners Funds maintains a line of credit with a syndicate of banks in order to permit borrowing solely for temporary or emergency purposes, including, without limitation, the funding of redemptions and trade settlement in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Each Fund paid agents fees, up-front fees to the lenders and legal expenses, in connection with entering into the line of credit and is charged its share of commitment fees on the aggregate commitment amount, in each case on a pro rata basis based on its net assets. Any borrowings under that line of credit by a Fund would be subject to restriction (5) under “Investment Restrictions” in this SAI. Borrowings under the line of credit bear interest at a variable rate. Borrowing results in interest expense on the amount borrowed and other fees and expenses for the borrowing Fund which will impact such Fund’s net expenses.
Weighted Average Market Capitalization for Artisan Mid Cap Fund
Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index. As a result of the annual reconstitution of the Russell Midcap® Index, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index for a period of up to three months after such reconstitution. During this period, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index.
Operational and Cybersecurity Risks
Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Power or communications outages, acts of God, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.
Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.
Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue

Statement of Additional Information—Artisan Partners Funds

trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.
Portfolio Turnover
Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. Each Fund’s portfolio turnover rates for the periods indicated were as follows:
Fund	Fiscal Year Ended 30 September 2017	Fiscal Year Ended 30 September 2016
Developing World Fund	45.04%	47.59%
Emerging Markets Fund	26.22	45.79
Global Discovery Fund	1.85 [1]	-
Global Equity Fund	109.89	96.23
Global Opportunities Fund	34.13	34.62
Global Value Fund	12.67	20.52
High Income Fund	92.44	69.41
International Fund	57.60	64.65
International Small Cap Fund	79.09	69.82
International Value Fund	11.67	17.79
Mid Cap Fund	42.59	40.35
Mid Cap Value Fund	23.92	26.62
Small Cap Fund	35.37	27.00
Thematic Fund	170.19 [2]	-
Value Fund	44.17	52.05
[1]	For the period from the Fund’s inception on 21 August 2017, not annualized.
[2]	For the period from the Fund’s inception on 24 April 2017, not annualized.
Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Distributions & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.
Investment Restrictions
Fundamental Restrictions
Artisan Partners Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:
(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;
(2)	purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. A Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(3)	purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies;
(4)	(a)	with respect to each Fund other than Artisan Developing World Fund, Artisan Global Discovery Fund, Artisan High Income Fund and Artisan Thematic Fund, make loans, except that each Fund may (a) lend portfolio securities in accordance with the Fund’s investment

Statement of Additional Information—Artisan Partners Funds

policies up to 33 1/3% of the Fund’s total assets taken at market value, (b) enter into repurchase agreements and (c) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;
(b)	with respect to Artisan Developing World Fund, Artisan Global Discovery Fund, Artisan High Income Fund and Artisan Thematic Fund, make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, including, without limitation, (a) purchasing loan participations or otherwise investing in loans or similar obligations, (b) making loans directly to issuers, itself or as part of a lending syndicate, (c) purchasing debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, (d) entering into repurchase agreements and (e) lending its portfolio securities;
(5)	borrow money except under the following circumstances: (a) a Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (b) a Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (c) a Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (a) above, so long as and to the extent that a Fund earmarks and maintains liquid securities equal in value to its obligations in respect of these transactions;
(6)	invest more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of one or more issuers in any particular industry (excluding the U.S. Government or its agencies or instrumentalities);
(7)	issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law; or
(8)	with respect to 75% of each Fund’s total assets (other than Artisan Thematic Fund), purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund.
A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.
For purposes of investment restriction (5) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with a Fund’s investment policies.
Non-Fundamental Restrictions
Each Fund (except Artisan Global Discovery Fund and Artisan Thematic Fund) is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:
(a)	invest in companies for the purpose of exercising control or management;
(b)	purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;
(c)	invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Fund only];
(d)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;
(e)	invest more than 10% (and, with respect to Artisan High Income Fund, 15%) of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;
(f)	under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets [Artisan Emerging Markets Fund only];

Statement of Additional Information—Artisan Partners Funds

(g)	under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics [Artisan Global Equity Fund only];
(h)	under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies [Artisan International Small Cap Fund only];
(i)	under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only];
(j)	under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund only].
A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) through (j) above.
These investment restrictions only apply at the time of an investment. Accordingly, any subsequent increase or decrease in the percentage of the Fund’s holdings as a result of a change in market conditions, the amount of the Fund’s total or net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s investment restrictions.
Organization
The Funds are series of Artisan Partners Funds, Inc., an open-end management investment company that was incorporated under Wisconsin law on 5 January 1995. Each Fund is classified as a diversified fund under the 1940 Act except Artisan Thematic Fund, which is non-diversified.
Each of Artisan Developing World Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan High Income, Fund Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Value Fund consists of three classes of shares: Investor Shares, Advisor Shares and Institutional Shares. Each of Artisan Emerging Markets Fund, Artisan Global Discovery Fund, Artisan Global Equity Fund and Artisan International Small Cap Fund consists of two classes of shares: Investor Shares and Institutional Shares. Artisan Thematic Fund consists of one class of shares: Investor Shares.
Each class of shares has equal rights with respect to portfolio assets and voting privileges with respect to the Fund in general. Each class of shares has exclusive voting rights with respect to any matters involving only that class. The classes of a Fund pay pro rata the costs of management of that Fund’s portfolio, including the management fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which will result in differing expenses by class. Because of the different expenses, the Advisor Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the same Fund and Institutional Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares and Advisor Shares of the same Fund.
The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Partners Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Partners Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.
The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Funds or classes, only the shares of the affected Funds or classes are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.
All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.
Artisan Partners Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Partners Funds or Artisan Partners.
Directors and Officers
The board of directors has overall responsibility for the conduct of the affairs of Artisan Partners Funds. The chairman of the board is an independent director.4 Each director serves an indefinite term until the next meeting of shareholders at which the directors are elected and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Partners Funds’

4 Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

Statement of Additional Information—Artisan Partners Funds

bylaws provide that each director must retire by the end of the calendar year in which he or she attains the age of 75. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Partners Funds at any meeting of shareholders called for the purpose of removing such director.
The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Partners Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Partners Funds. Senior officers of Artisan Partners Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Partners Funds’ audit committee, which is comprised of all of Artisan Partners Funds’ independent directors.
The board’s leadership structure features independent directors serving as board chair and chairs of the audit committee, education committee and governance and nominating committee. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are currently members of the audit, education and governance and nominating committees. Inclusion of independent directors in the audit, education and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.
The board of directors elects the officers of Artisan Partners Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.
The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are 15 series of Artisan Partners Funds, all of which are overseen by the board of directors and officers of Artisan Partners Funds.
Name and Age at 1 January 2018	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Directors who are not “interested persons” of Artisan Partners Funds:*
Coleen Downs Dinneen, 57	Director	1 Jan 2018	Retired; until 2016 Executive Vice President and General Counsel, Natixis Global Asset Management – U.S. Distribution; Chief Legal Officer and Secretary, Natixis/Loomis Funds	None	Significant experience in regulatory and compliance matters for U.S. mutual funds, including responsibility for legal administration, compliance, transfer agency and fund administration
David A. Erne, 74	Director	27 Mar 1995	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI	None	Significant board experience; legal training and practice
Gail L. Hanson, 62	Director	1 Jan 2012	Retired; from February 2011 to April 2018, Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board	Director, Northwestern Mutual Series Fund, Inc. (investment company) (27 portfolios)	Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert

Statement of Additional Information—Artisan Partners Funds

Name and Age at 1 January 2018	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas R. Hefty, 70	Director and Independent Chair of the Board of Directors	Director since 27 Mar 1995; Independent Chair since 1 Jan 2015	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services)	None	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert
Peter M. Lebovitz, 62	Director	1 Jul 2014	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms)	Director and Chair, Weiss Strategic Interval Fund (closed-end fund)	Significant board experience; significant executive experience including past service as chief executive officer of an investment management company; audit committee financial expert
Patrick S. Pittard, 72	Director	9 Aug 2001	Chairman, PatrickPittard Advisors, LLC (consulting firm); from November 2016 to May 2018, Chairman and Chief Executive Officer of Southern Fiber Company (fiber network company); Distinguished Executive in Residence (teaching position), University of Georgia	Director, Lincoln National Corporation (insurance and investment management company) and Lincoln New York (an affiliate of Lincoln National Corporation)	Significant board experience; significant executive experience including past service as chief executive officer of a public company
Director who is an “interested person” of Artisan Partners Funds, but who is not affiliated with Artisan Partners:
Bonnie L. Howard, 64**	Director	9 Mar 2018	Director, BMO Financial Corp and BMO Harris Bank, N.A. (September 2013 to April 2018); until December 2011, Chief Auditor and Global Head of Emerging Risk, CitiGroup, Inc.	Director, Assured Guaranty Ltd (insurance company)	Significant board experience; significant executive experience including past service as chief auditor of a global financial services firm; certified public accountant

Statement of Additional Information—Artisan Partners Funds

Name and Age at 1 January 2018	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Director who is an “interested person” of Artisan Partners Funds and affiliated with Artisan Partners and Officers:
Eric R. Colson, 48†	Director, President and Chief Executive Officer	President and Chief Executive Officer since 9 Feb 2010; Director since 12 Nov 2013	President, Chief Executive Officer and Director of Artisan Partners Asset Management Inc. (since March 2013) and Chairman (since August 2015); Managing Director, Chief Executive Officer of Artisan Partners and President (since April 2013); prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners	None	Significant executive experience; continuing service as President, Chief Executive Officer and Managing Director of Artisan Partners; continuing service as President and Chief Executive Officer of Artisan Partners Holdings LP
*	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors”.
**	Ms. Howard was a director of BMO Harris Bank, N.A. (“BMO”) which may have been considered to distribute shares of Artisan Partners Funds. Ms. Howard will be treated as an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, by virtue of her directorship with BMO until 2 October 2018 provided that Ms. Howard is not otherwise an “interested person” under the 1940 Act at that time.
†	Mr. Colson is an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, because he is President and Chief Executive Officer of Artisan Partners Funds and holds various positions with Artisan Partners and its affiliates.

Name and Age at 1 January 2018	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez, 47	Chief Financial Officer, Vice President and Treasurer	8 Feb 2011	Managing Director and since April 2013, Vice President and Assistant Treasurer of Artisan Partners; Senior Vice President (since October 2013) of Artisan Partners Asset Management Inc.; Chairman and President of Artisan Partners Distributors LLC; prior thereto, Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC; Director of Artisan Partners Global Funds plc	None
Sarah A. Johnson, 45	General Counsel, Vice President and Secretary	8 Feb 2011	Managing Director, Vice President (since April 2013), Secretary (since October 2013), Chief Compliance Officer (January 2012 – September 2013) and General Counsel (since October 2013) of Artisan Partners; prior thereto Associate Counsel of Artisan Partners; Executive Vice President, Chief Legal Officer and Secretary (since October 2013) of Artisan Partners Asset Management Inc.; Vice President and Secretary of Artisan Partners Distributors, LLC	None
Brooke J. Billick, 64	Chief Compliance Officer	19 Aug 2004	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC	None
Laura E. Simpson, 42	Vice President and Assistant Secretary	10 Feb 2015	Deputy General Counsel (since January 2015) of Artisan Partners; prior thereto, Associate Counsel; Director (since January 2018) of Artisan Partners Global Funds plc	None

Statement of Additional Information—Artisan Partners Funds

Name and Age at 1 January 2018	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Shannon K. Jagodinski, 40	Vice President and Assistant Treasurer	Vice President since 10 Feb 2015; Assistant Treasurer since 14 Feb 2012	Director (since January 2016) of Vehicle Administration of Artisan Partners; prior thereto, Senior Manager	None
Blake A. Rigel, 47	Assistant Treasurer	9 Feb 2016	Director of Global Taxation of Artisan Partners since September 2015; until September 2015, Special Tax Counsel, Kramer, Levin, Naftalis & Frankel	None
The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is: c/o Artisan Partners Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
The board of directors has an audit committee, an education committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees as of the date of this SAI, the number of meetings of each committee held during the fiscal year ended 30 September 2017, and the function of each committee:
Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	Coleen Downs Dinneen David A. Erne Gail L. Hanson* Thomas R. Hefty Peter M. Lebovitz Patrick S. Pittard	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Partners Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Partners Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; receives regular reports from Artisan Partners Funds’ chief compliance officer regarding the operation of Artisan Partners Funds’ compliance program and procedures and related matters; and reviews legal and regulatory matters.
Education Committee	Coleen Downs Dinneen* David A. Erne Gail L. Hanson Thomas R. Hefty Peter M. Lebovitz Patrick S. Pittard Bonnie L. Howard	4	The education committee is responsible for creating and overseeing a program of continuing education for directors.
Governance and Nominating Committee	Coleen Downs Dinneen David A. Erne Gail L. Hanson Thomas R. Hefty Peter M. Lebovitz* Patrick S. Pittard	5	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors, executive officers of Artisan Partners Funds, compensation of directors who are not affiliated persons of Artisan Partners and proposed changes to Artisan Partners Funds’ governing documents, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.
Valuation Committee	Shannon K. Jagodinski Sarah A. Johnson Gregory K. Ramirez Laura E. Simpson	636†	The valuation committee is responsible for determining, in accordance with Artisan Partners Funds’ valuation procedures, a fair value for any portfolio security for which market quotations are not readily available.
*	Chairperson of the committee.
†	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.
Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Partners Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Partners Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence

Statement of Additional Information—Artisan Partners Funds

addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Partners Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Partners Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Partners Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Partners Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Partners Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Partners Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).
As of the date of this SAI, the compensation paid to the directors of Artisan Partners Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $275,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Partners Funds and a decrease of $10,000 for any terminated series of Artisan Partners Funds. In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, the chair of the audit committee receives an additional $45,000 annually, payable quarterly and the chair of the education committee and the chair of the governance and nominating committee each receives an additional $30,000 annually, payable quarterly. If more than seven in-person meetings or four telephonic meetings are held in a calendar year, the board will pay each director an additional meeting attendance fee of $5,000 for each such in-person meeting and $1,000 for each such telephonic meeting.
Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Partners Funds in accordance with a procedure determined from time to time by the board. Artisan Partners Funds has no retirement or pension plan.
Artisan Partners Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Partners Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Partners Funds as designated by the participating director. At the time of making a deferral election, the director may elect to receive distributions from his or her deferral account in a lump sum or over a period of five years, which distributions must commence, at the latest, within 90 days of when the director ceases to be a member of the board of directors. Any obligation of an Artisan Partners Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Partners Fund will be liable for any other Artisan Partners Fund’s obligations to make distributions under the Plan.
The following table sets forth the aggregate compensation paid by the Funds to each director for the fiscal year ended 30 September 2017.
Directors	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Director Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Artisan Partners Funds Complex[1]
Coleen Downs Dinneen[2]	$ 0	$0	$0	$ 0
David A. Erne	$ 257,500	$0	$0	$ 257,500
Gail L. Hanson[3]	$ 302,500	$0	$0	$ 302,500
Thomas R. Hefty	$ 317,500	$0	$0	$ 317,500
Bonnie L. Howard[4]	$ 0	$0	$0	$ 0
Peter M. Lebovitz	$ 287,500	$0	$0	$ 287,500
Patrick S. Pittard	$ 257,500	$0	$0	$ 257,500
Eric R. Colson[5]	$ 0	$0	$0	$ 0

Statement of Additional Information—Artisan Partners Funds

Directors	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Director Expenses	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Artisan Partners Funds Complex[1]
Total Director Compensation	$1,422,500	$0	$0	$1,422,500
[1]	As of 30 September 2017, the Fund Complex consists of Artisan Partners Funds, which offered 15 separate series.
[2]	Ms. Dinneen became a director of Artisan Partners Funds effective 1 January 2018. She did not receive any compensation from Artisan Partners Funds for the fiscal year ended 30 September 2017.
[3]	This amount includes compensation deferred at the election of Ms. Hanson under Artisan Partners Funds’ deferred compensation plan. As of 30 September 2017, the value of Ms. Hanson’s deferred compensation account was $1,036,273.
[4]	Ms. Howard became a director of Artisan Partners Funds effective 9 March 2018. She did not receive any compensation from Artisan Partners Funds for the fiscal year ended 30 September 2017.
[5]	Mr. Colson is an interested person of Artisan Partners Funds and does not receive any compensation from Artisan Partners Funds for his service as a director.
As of 31 December 2017, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) less than 1% of the outstanding Investor Shares of each of the Funds except Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Thematic Fund and Artisan Value Fund. As of 31 December 2017, the officers and directors of Artisan Partners Funds as a group owned beneficially 2.96%, 2.27%, 3.42 and 1.27% of Investor Shares of Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Thematic Fund and Artisan Value Fund, respectively.
As of 31 December 2017, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) less than 1% of the outstanding Advisor Shares of each of the Funds.
As of 31 December 2017, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) less than 1% of the outstanding Institutional Shares of each of the Funds except Artisan Emerging Markets Fund. As of 31 December 2017, the officers and directors of Artisan Partners Funds as a group owned beneficially 2.67% of Institutional Shares of Artisan Emerging Markets Fund.
The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of 31 December 2017. The table includes, as applicable, securities in which each director holds an economic interest through their deferred compensation plan. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on 31 December 2017.
Fund	Directors who are not interested persons of Artisan Partners Funds						Directors who are an “interested person” of Artisan Partners Funds
	Coleen Downs Dinneen[1]	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz	Patrick S. Pittard	Bonnie L. Howard[2]	Eric R. Colson
Developing World Fund	None	None	$50,001 - $100,000	None	Over $100,000	None	None	Over $100,000
Emerging Markets Fund	None	None	$50,001 - $100,000	None	None	None	None	Over $100,000
Global Discovery Fund	None	None	None	None	None	None	None	None
Global Equity Fund	None	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	None	Over $100,000
Global Opportunities Fund	None	None	Over $100,000	None	$50,001 - $100,000	None	None	Over $100,000
Global Value Fund	None	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
High Income Fund	None	Over $100,000	$50,001 - $100,000	None	$50,001 - $100,000	None	None	Over $100,000
International Fund	None	Over $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000	None	None
International Small Cap Fund	None	$50,001 - $100,000	Over $100,000	None	$10,001- $50,000	None	None	Over $100,000
International Value Fund	None	Over $100,000	$50,001 - $100,000	None	None	Over $100,000	None	$10,001- $50,000
Mid Cap Fund	None	Over $100,000	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	None
Mid Cap Value Fund	None	None	Over $100,000	Over $100,000	None	Over $100,000	None	$50,001 - $100,000
Small Cap Fund	None	Over $100,000	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	None

Statement of Additional Information—Artisan Partners Funds

Fund	Directors who are not interested persons of Artisan Partners Funds						Directors who are an “interested person” of Artisan Partners Funds
	Coleen Downs Dinneen[1]	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz	Patrick S. Pittard	Bonnie L. Howard[2]	Eric R. Colson
Thematic Fund	None	None	None	None	$50,001 - $100,000	None	None	Over $100,000
Value Fund	None	None	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
Aggregate Artisan Partners Funds Complex	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
[1]	Coleen Downs Dinneen became a director of Artisan Partners Funds effective 1 January 2018.
[2]	Bonnie Howard became a director of Artisan Partners Funds effective 9 March 2018.
Neither Ms. Howard nor any independent director of Artisan Partners Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Statement of Additional Information—Artisan Partners Funds

Portfolio Managers
Lewis S. Kaufman is portfolio manager for Artisan Developing World Fund. Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund. Mark L. Yockey, Charles-Henri Hamker and Andrew J. Euretig are portfolio managers for Artisan Global Equity Fund. Jason L. White is lead portfolio manager, James D. Hamel, Matthew H. Kamm and Craigh A. Cepukenas are portfolio managers for Artisan Global Discovery Fund. James D. Hamel is lead portfolio manager, Matthew H. Kamm, Craigh A. Cepukenas and Jason L. White are portfolio managers for Artisan Global Opportunities Fund. Daniel J. O’Keefe is lead portfolio manager and Justin V. Bandy and Michael J. McKinnon are co-portfolio managers for Artisan Global Value Fund. Bryan C. Krug is the portfolio manager for Artisan High Income Fund. Mr. Yockey is portfolio manager and Messrs. Euretig and Hamker are associate portfolio managers for Artisan International Fund. Messrs. Yockey and Hamker are portfolio managers for Artisan International Small Cap Fund. N. David Samra is lead portfolio manager and Ian P. McGonigle and Joseph Vari are co-portfolio managers for Artisan International Value Fund. Mr. Kamm is lead portfolio manager and Messrs. Hamel, Cepukenas and White are portfolio managers for Artisan Mid Cap Fund. James C. Kieffer, Daniel L. Kane and Thomas A. Reynolds IV are portfolio managers for Artisan Mid Cap Value Fund and Artisan Value Fund. Mr. Cepukenas is lead portfolio manager and Messrs. Hamel, Kamm and White are portfolio managers for Artisan Small Cap Fund. Christopher P. Smith is portfolio manager for Artisan Thematic Fund.
The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts offered by Artisan Partners, other series of Artisan Partners Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the table below.5
Number of Other Accounts Managed and Assets by Account Type as of 30 September 2017
Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Craigh A. Cepukenas	Accounts: 0	Accounts: 10	Accounts: 86
	Assets: $0	Assets: $5.65B	Assets: $14.00B
Justin V. Bandy*	Accounts: 0	Accounts: 17	Accounts: 18
	Assets: $0	Assets: $13.51B	Assets: $3.19B
Andrew J. Euretig	Accounts: 5	Accounts: 4	Accounts: 38
	Assets: $1.68B	Assets: $1.30B	Assets: $10.76B
James D. Hamel	Accounts: 0	Accounts: 10	Accounts: 86
	Assets: $0	Assets: $5.65B	Assets: $14.00B
Charles-Henri Hamker	Accounts: 5	Accounts: 4	Accounts: 40
	Assets: $1.68B	Assets: $1.30B	Assets: $10.95B
Matthew H. Kamm	Accounts: 0	Accounts: 10	Accounts: 86
	Assets: $0	Assets: $5.65B	Assets: $14.00B
Daniel L. Kane	Accounts: 2	Accounts: 1	Accounts: 10
	Assets: $2.51B	Assets: $2.18M	Assets: $1.46B
Lewis S. Kaufman	Accounts: 0	Accounts: 0	Accounts: 1
	Assets: $0	Assets: $0	Assets: $99.61M
James C. Kieffer	Accounts: 2	Accounts: 1	Accounts: 10
	Assets: $2.51B	Assets: $2.18M	Assets: $1.46B
Bryan C. Krug	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $36.12M	Assets: $0
Ian P. McGonigle*	Accounts: 1	Accounts: 7	Accounts: 17
	Assets: $105.37M	Assets: $2.56B	Assets: $3.39B
Michael J. McKinnon*	Accounts: 0	Accounts: 17	Accounts: 18
	Assets: $0	Assets: $13.51B	Assets: $3.19B
Maria Negrete-Gruson	Accounts: 0	Accounts: 0	Accounts: 2
	Assets: $0	Assets: $0	Assets: $250.62M
Daniel J. O’Keefe*	Accounts: 0	Accounts: 17	Accounts: 18
	Assets: $0	Assets: $13.51B	Assets: $3.19B

[5]	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

Statement of Additional Information—Artisan Partners Funds

Number of Other Accounts Managed and Assets by Account Type as of 30 September 2017
Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Thomas A. Reynolds IV**	Accounts: 2	Accounts: 1	Accounts: 10
	Assets: $2.51B	Assets: $2.18M	Assets: $1.46B
N. David Samra*	Accounts: 1	Accounts: 7	Accounts: 17
	Assets: $105.37M	Assets: $2.56B	Assets: $3.39B
Christopher P. Smith	Accounts: 0	Accounts: 0	Accounts: 0
	Assets: $0	Assets: $0	Assets: $0
Joseph Vari*	Accounts: 1	Accounts: 7	Accounts: 17
	Assets: $105.37M	Assets: $2.56B	Assets: $3.39B
Jason L. White	Accounts: 0	Accounts: 10	Accounts: 86
	Assets: $0	Assets: $5.65B	Assets: $14.00B
Mark L. Yockey	Accounts: 5	Accounts: 4	Accounts: 40
	Assets: $1.68B	Assets: $1.30B	Assets: $10.95B
* This information is presented as of 31 July 2018.
** Mr. Reynolds was appointed portfolio manager on 3 October 2017. This information is presented as of 30 September 2017.
As of 30 September 2017, Artisan Partners received a performance-based fee for its management of the following accounts. These accounts are reflected in the table above.
Number of Accounts and Total Assets For Which a Performance-based Fee is Received
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Craigh A. Cepukenas James D. Hamel Matthew H. Kamm Jason L. White	Accounts: 0	Accounts: 0	Accounts: 1
	Assets: $0	Assets: $0	Assets: $173.24M
Andrew J. Euretig Charles-Henri Hamker Mark L. Yockey	Accounts: 0	Accounts: 0	Accounts: 2
	Assets: $0	Assets: $0	Assets: $581.80M
Bryan C. Krug	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $36.12M	Assets: $0
Daniel J. O’Keefe* Justin V. Bandy* Michael J. McKinnon*	Accounts: 0	Accounts: 1	Accounts: 0
	Assets: $0	Assets: $258.83M	Assets: $0
* This information is presented as of 31 July 2018.
Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Funds. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.
At 30 September 2017, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.
Portfolio Manager	Fund	Ownership
Justin V. Bandy*	Global Value Fund	$100,001 - $500,000
Craigh A. Cepukenas	Global Discovery Fund Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 $500,001 - $1,000,000 $500,001 - $1,000,000 Over $1,000,000
Andrew J. Euretig	Global Equity Fund International Fund	$100,001 - $500,000 $100,001 - $500,000

Statement of Additional Information—Artisan Partners Funds

Portfolio Manager	Fund	Ownership
James D. Hamel	Global Discovery Fund Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Charles-Henri Hamker	Global Equity Fund International Fund International Small Cap Fund	None $10,001 - $50,000 $100,001 - $500,000
Matthew H. Kamm	Global Discovery Fund Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Daniel L. Kane	Mid Cap Value Fund Value Fund	$100,001- $500,000 $50,001 - $100,000
Lewis S. Kaufman	Developing World Fund	Over $1,000,000
James C. Kieffer	Mid Cap Value Fund Value Fund	Over $1,000,000 Over $1,000,000
Bryan C. Krug	High Income Fund	$500,001 - $1,000,000
Ian P. McGonigle*	International Value Fund	$100,001- $500,000
Michael J. McKinnon*	Global Value Fund	$100,001 - $500,000
Maria Negrete-Gruson	Emerging Markets Fund	$100,001 - $500,000
Daniel J. O’Keefe*	Global Value Fund	Over $1,000,000
Thomas A. Reynolds IV**	Mid Cap Value Fund Value Fund	$50,001 - $100,000 $50,001 - $100,000
N. David Samra*	International Value Fund	Over $1,000,000
Christopher P. Smith	Thematic Fund	$500,001 - $1,000,000
Joseph Vari*	International Value Fund	$100,001- $500,000
Jason L. White	Global Discovery Fund Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 $500,001 - $1,000,000 $100,001 - $500,000 $10,001 - $50,000
Mark L. Yockey	Global Equity Fund International Fund International Small Cap Fund	Over $1,000,000 Over $1,000,000 $500,001 - $1,000,000
* This information is presented as of 20 September 2018.
** This information is presented as of 31 December 2017.
Potential Conflicts of Interest
There are a number of ways in which the interests of Artisan Partners, the Funds’ portfolio managers and their other personnel might conflict with the interests of a Fund and its shareholders, including:
Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners Funds and other client accounts. Although at certain times these employees, and other Artisan Partners employees and senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Partners Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Partners Funds and there are times when significant portions of the time of senior management is devoted to Artisan Partners Funds.
Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.
Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security

Statement of Additional Information—Artisan Partners Funds

issued by a company, a director or officer of which is also a director of Artisan Partners Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.
With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.
Management Services Provided to or Business Relationships with Artisan Partners Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Partners Funds. In every case, the compensation paid by Artisan Partners Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Partners Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Partners Funds.
Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to accounts in one investment strategy that may differ from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that may be suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a Fund it manages also invests. In such a case, the investment team could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management.
Allocation and Aggregation of Portfolio Transactions among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and are included in Artisan Partners Funds’ compliance program. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings) and allocation of investment opportunities generally, could raise a potential conflict of interest. The potential conflicts between accounts in a strategy are mitigated because Artisan Partners’ investment teams generally try to keep all client portfolios in a strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations). Nevertheless, investment opportunities may be allocated differently among accounts in a strategy due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. In addition, there also may be instances where a particular security is held by, or appropriate for, more than one investment strategy (“cross holdings”) due to the overlap of their investment universes; however, investment decisions for each strategy, including the applicable Fund, are generally made by the relevant investment team independently of investment decisions for another strategy, such that investment opportunities may be allocated differently among client accounts across such investment strategies.
“Same way” transactions (that is, all buys or all sells) in a security held by more than one account in a strategy are generally aggregated across all participating accounts in the strategy and same way transactions may be aggregated across accounts in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.
Waivers of Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.
Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners receives performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition,

Statement of Additional Information—Artisan Partners Funds

Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies, Artisan Partners had five accounts with performance-based fees as of 30 September 2017. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners has in place policies and procedures that seek to mitigate such conflicts.
Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Funds.
Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as a Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.
Artisan Partners has adopted policies that establish an information barrier between the Credit Team and its other investment teams to minimize the likelihood that Confidential Information received by the Credit Team will be shared with another team. In addition, Artisan Partners may choose to create information barriers around other persons having access to Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. These measures are intended to limit walled-off personnel’s access to Confidential Information.
From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.
Portfolio Transactions and Soft Dollars. Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners may use client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars, as described in greater detail under the heading “Portfolio Transactions” below. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners Funds’ compliance program.
Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions generally are aggregated, where applicable, and allocated pro rata among participating accounts.

Statement of Additional Information—Artisan Partners Funds

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team may deny pre-approval for transactions that the compliance team believes may present a conflict of interest with client transactions. In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.
The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.
Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.
Control Persons and Principal Shareholders
The only persons known by Artisan Partners Funds to own of record or beneficially 5% or more of the outstanding shares of each Fund as of 31 December 2017, unless otherwise noted, were:
Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Charles Schwab & Co. Inc.(1) 101 Montgomery Street San Francisco, CA 94104-4122	Developing World Fund	83.65	40.41	--
	Emerging Markets Fund	68.13	N/A	15.80
	Global Discovery Fund	79.16	N/A	N/A
	Global Equity Fund	23.00	N/A	51.24
	Global Opportunities Fund	33.20	21.21	--
	Global Value Fund	31.57	26.88	8.63
	High Income Fund	35.86	34.50	--
	International Fund	27.67	21.86	9.27
	International Small Cap Fund	45.47	N/A	--
	International Value Fund	24.31	32.37	4.02
	Mid Cap Fund	21.80	12.15	7.90
	Mid Cap Value Fund	24.14	10.21	3.62
	Small Cap Fund	20.71	--	--
	Thematic Fund	27.98	N/A	N/A
	Value Fund	31.48	30.64	14.01
National Financial Services Corp.(1) One World Financial Center 499 Washington Boulevard Jersey City, NJ 07310-2010	Developing World Fund	8.17	20.76	4.87
	Emerging Markets Fund	14.66	N/A	14.64
	Global Equity Fund	52.60	N/A	--
	Global Opportunities Fund	30.92	18.71	4.42
	Global Value Fund	24.95	18.87	10.44
	High Income Fund	42.40	26.85	35.22
	International Fund	30.32	21.58	10.00
	International Small Cap Fund	19.86	N/A	19.22
	International Value Fund	39.27	11.36	3.89
	Mid Cap Fund	31.74	25.77	31.49
	Mid Cap Value Fund	23.14	9.25	22.89
	Small Cap Fund	38.35	--	34.80
	Thematic Fund	32.69	N/A	N/A
	Value Fund	37.47	4.27	5.30

Statement of Additional Information—Artisan Partners Funds

Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
TD Ameritrade(1) P.O. Box 2226 Omaha, NE 68103-2226	Emerging Markets Fund	--	N/A	18.24
	Global Discovery Fund	13.07	N/A	N/A
	Global Opportunities Fund	11.36	--	3.56
	Global Value Fund	8.49	--	--
	High Income Fund	10.79	4.26	--
	Mid Cap Value Fund	3.53	17.42	--
	Value Fund	8.91	4.23	--
Merrill Lynch Pierce Fenner & Smith(1) 4800 Deer Lake Drive E. Jacksonville, FL 32246-6484	Global Opportunities Fund	--	12.94	--
	Global Value Fund	--	5.36	--
	High Income Fund	--	8.07	--
	International Fund	7.41	4.83	--
	International Value Fund	8.38	--	--
	Mid Cap Value Fund	10.16	--	--
Linsco Private Ledger(1) 4707 Executive Drive San Diego, CA 92121-3091	Emerging Markets Fund	7.13	N/A	--
	Global Opportunities Fund	3.18	5.92	--
	Global Value Fund	9.00	5.75	--
	Mid Cap Fund	4.73	28.68	--
	Mid Cap Value Fund	4.51	5.37	--
	Small Cap Fund	5.99	--	--
Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-001	Developing World Fund	--	14.06	--
	Global Equity Fund	6.84	N/A	--
	Global Opportunities Fund	4.39	7.15	--
	International Value Fund	4.78	14.82	--
	Thematic Fund	19.69	N/A	N/A
UBS (1) 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086-6761	Global Opportunities Fund	--	13.60	--
	Global Value Fund	--	11.96	--
	High Income Fund	--	6.16	--
Morgan Stanley Smith Barney(1) Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Developing World Fund	--	13.81	--
	International Fund	--	5.80	--
	Mid Cap Fund	--	21.35	--
	Mid Cap Value Fund	--	28.42	--
Edward D. Jones & Co. Inc.(1) 12555 Manchester Road St. Louis, MO 63131-3729	International Value Fund	--	--	11.65
	Mid Cap Value Fund	--	--	36.34
	Value Fund	--	--	54.15
Wells Fargo Bank NA(1) P.O. Box 1533 Minneapolis, MN 55480-1533	International Fund	--	--	5.69
	International Small Cap Fund	--	N/A	11.58
	Mid Cap Fund	--	--	12.02
	Small Cap Fund	--	--	14.74
RBC Capital Markets(1) 60 South 6th Street #P08 Minneapolis, MN 55402-4413-5002	International Value Fund	--	8.00	--
	Value Fund	--	44.98	--
Raymond James(1) 880 Carillon Place St. Petersburg, FL 33716-1102	International Fund	--	16.93	--
	Mid Cap Value Fund	5.39	3.54	--
Wells Fargo Clearing Services LLC(1) 2801 Market Street St. Louis, MO 63103-2523	Global Opportunities Fund	--	8.02	--
	Mid Cap Value Fund	--	6.43	--
	Small Cap Fund	--	90.63	--

Statement of Additional Information—Artisan Partners Funds

Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	Global Discovery Fund	7.24	N/A	N/A
	Thematic Fund	14.25	N/A	N/A
JP Morgan Securities LLC(1) 3 Chase Metrotech Center Brooklyn, NY 11245-0001	International Fund	--	--	16.81
	International Value Fund	--	--	20.03
SEI Trust Company c/o Harris Bank One Freedom Valley Drive Oaks, PA 19456-9989	Developing World Fund	--	--	22.46
SEI Trust Company FBO Florida LLC One Freedom Valley Drive Oaks, PA 19456-9989	Developing World Fund	--	--	16.56
Andrew A. Ziegler & Carlene M. Ziegler 100 North Corporate Drive, Suite 190 Brookfield, WI 53045-5866	Emerging Markets Fund	--	N/A	22.92
ZFIC, Inc. 100 North Corporate Drive, Suite 190 Brookfield, WI 53045-5866	Emerging Markets Fund	--	N/A	8.95
BMO Harris Bank NA FBO Blue Cross Blue Shield of LA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	Global Equity Fund	--	N/A	14.36
SEI Trust Company c/o BNY Mellon One Freedom Valley Drive Oaks, PA 19456-9989	Global Equity Fund	--	N/A	13.92
Mac & Co. FBO Collier International Fund LP P.O. Box 3198 Pittsburgh, PA 15230-3198	Global Equity Fund	--	N/A	8.40
Milton Hershey School Trust – Corpus P.O. Box 445 Hershey, PA 17033-0445	Global Opportunities Fund	--	--	11.04
Baylor Scott & White Holdings 2001 Bryant Street, Suite 2200 Dallas, TX 75201-3024	Global Opportunities Fund	--	--	6.12
Northern Trust Company FBO Clark Investment Fund P.O. Box 92956 Chicago, IL 60675-2956	Global Opportunities Fund	--	--	5.98
Northern Trust Company FBO Ohana Holdings LLC P.O. Box 92956 Chicago, IL 60675-2956	Global Value Fund	--	--	10.32
Washington & Lee University 204 West Washington Street Lexington, VA 24450-2554	Global Value Fund	--	--	5.24
SEI Trust Company c/o Washington Trust One Freedom Valley Drive Oaks, PA 19456-9989	High Income Fund	--	--	18.70
SEI Trust Company c/o/ Choate, Hall & Stewart One Freedom Valley Drive Oaks, PA 19456-9989	High Income Fund	--	--	9.73

Statement of Additional Information—Artisan Partners Funds

Name and Address	Fund	Percentage of Outstanding Investor Shares Held (%)	Percentage of Outstanding Advisor Shares Held (%)	Percentage of Outstanding Institutional Shares Held (%)
SEI Private Trust Company c/o Washington Trust 1 Freedom Valley Drive Oaks, PA 19456-9989	High Income Fund	--	--	6.76
Matrix Trust Company FBO MFA Oil Employees Pension Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	High Income Fund	--	--	5.18
Goldman Sachs & Co.295 Chipeta WaySalt Lake City, UT 84108-1285	International Fund	5.74	--	--
Saxon & Co.(1) P.O. Box 7780-1888 Philadelphia, PA 19182-0001	International Fund	--	9.24	--
Northern Trust Company FBO McGraw Hill 401(k) Plan P.O. Box 92956 Chicago, IL 60675-0001	International Small Cap Fund	--	N/A	25.23
Northern Trust Company FBO Anne Ray Charitable Trust P.O. Box 92956 Chicago, IL 60675-2956	International Small Cap Fund	--	N/A	14.19
Northern Trust Company FBO Margaret Cargill Philanthropies P.O. Box 92956 Chicago, IL 60675-2956	International Small Cap Fund	--	N/A	8.14
American University of Beirut 3 Dag Hammarskjold Plaza Floor 8 New York, NY 10017-2324	International Small Cap Fund	--	N/A	8.02
Mac & Co. FBO Jicarilla Apache Nation 500 Grant Street, Room 151-1010 Pittsburg, PA 15219-2502	International Small Cap Fund	--	N/A	5.92
Bank of New York Mellon FBO Wrap Clients 760 Moore Road King of Prussia, PA 19406-1212	International Value Fund	--	8.04	--
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	Mid Cap Fund	5.35	--	--
Acuity A Mutual Insurance Company 2800 South Taylor Road Sheboygan, WI 53081-8474	Mid Cap Value Fund	--	--	9.83
Stifel Nicolaus & Co.(1) 501 North Broadway St. Louis, MO 63102-2188	Mid Cap Value Fund	--	6.62	--
Ellard & Co. c/o Fiduciary Trust Co. Intl. P.O. Box 3199 New York, NY 10008-3199	Small Cap Fund	--	--	7.57
[1]	Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Artisan Global Discovery Fund includes 7.06% of outstanding shares held beneficially by Craigh A. Cepukenas, 8.02% of outstanding shares held beneficially by Jason L. White, 10.86% of outstanding shares held beneficially by Andrew C. Stephens and 43.82% of outstanding shares held beneficially by Matthew H. Kamm; the percentage of outstanding Institutional Shares held of Artisan Global Equity Fund includes 37.88% of outstanding shares held beneficially by Mark L. Yockey. With respect to TD Ameritrade, the percentage of outstanding Institutional Shares held of Artisan Emerging Markets Fund and Investor Shares held of Artisan Global Discovery Fund includes 18.24% and 7.24%, respectively, of outstanding shares held beneficially by James D. Hamel. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of Artisan High Income Fund and Artisan International Value Fund includes 9.13% and 4.64%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.
Investment Advisory Services
Artisan Partners provides investment advisory services to each Fund pursuant to an investment advisory agreement dated 12 May 2015 (the “Advisory Agreement”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’

Statement of Additional Information—Artisan Partners Funds

business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Partners Funds who are not “interested persons” of Artisan Partners Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
A discussion regarding the basis for the approval by the board of directors of the Advisory Agreement for each Fund is available in the 30 September 2017 annual report to shareholders. You may obtain a copy of the most recent annual or semiannual reports, without charge, upon request to the Funds. You may view a copy of the 30 September 2017 annual report and the 31 March 2017 semiannual report on the SEC’s website at www.sec.gov. You also may review and copy the Funds’ reports by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800.SEC.0330.
In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.
Fund(s)	Annual Rate of Fee	Asset Base
Developing World Fund	1.050%	up to $1 billion
	1.025%	$1 billion up to $2 billion
	1.000%	$2 billion up to $3.5 billion
	0.975%	$3.5 billion up to $5 billion
	0.950%	over $5 billion
Emerging Markets Thematic Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $2 billion
	0.950%	$2 billion up to $3.5 billion
	0.925%	$3.5 billion up to $5 billion
	0.900%	over $5 billion
Global Discovery Fund	0.975%	up to $1 billion
	0.950%	$1 billion up to $2 billion
	0.925%	$2 billion up to $3.5 billion
	0.900%	$3.5 billion up to $5 billion
	0.875%	over $5 billion
Global Equity Fund Global Value Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $4 billion
	0.950%	$4 billion up to $8 billion
	0.925%	$8 billion up to $12 billion
	0.900%	over $12 billion
Global Opportunities Fund	0.900%	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
High Income Fund	0.725%	up to $1 billion
	0.700%	$1 billion up to $2 billion
	0.675%	$2 billion up to $3.5 billion
	0.650%	$3.5 billion up to $10 billion
	0.625%	over $10 billion

Statement of Additional Information—Artisan Partners Funds

Fund(s)	Annual Rate of Fee	Asset Base
International Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Small Cap Fund	1.250%	All assets
International Value Fund Mid Cap Fund Mid Cap Value Fund Small Cap Fund	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	over $1 billion
Value Fund	0.800%	up to $50 million
	0.760%	$50 million up to $100 million
	0.720%	$100 million up to $500 million
	0.680%	$500 million up to $7.5 billion
	0.640%	over $7.5 billion
Artisan Partners has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, borrowing costs such as dividends on securities sold short, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed the percentages of average daily net assets indicated below. This contract continues through 31 January 2019.
Fund	Expense Limit as a % of Average Daily Net Assets
Developing World Fund - Investor Shares	1.50%
Developing World Fund - Advisor Shares	1.40%
Developing World Fund - Institutional Shares	1.40%
Emerging Markets Fund - Investor Shares	1.35%
Emerging Markets Fund - Institutional Shares	1.20%
Global Discovery Fund - Investor Shares	1.50%
Global Discovery Fund - Institutional Shares	1.50%
Global Equity Fund - Investor Shares	1.50%
Global Equity Fund - Institutional Shares	1.50%
Global Opportunities Fund - Advisor Shares	1.10%
Global Value Fund - Advisor Shares	1.20%
High Income Fund - Investor Shares	1.25%
High Income Fund - Advisor Shares	1.25%
High Income Fund - Institutional Shares	1.25%
International Fund - Advisor Shares	1.07%
International Value Fund - Advisor Shares	1.06%
Mid Cap Fund - Advisor Shares	1.10%
Mid Cap Value Fund - Advisor Shares	1.09%
Small Cap Fund - Advisor Shares	1.15%
Thematic Fund - Investor Shares	1.50%
Value Fund - Advisor Shares	0.88%

Statement of Additional Information—Artisan Partners Funds

The investment advisory fees paid by each Fund before waivers, and the amounts waived by Artisan Partners during the periods indicated were as follows:
Fund	Fiscal Year Ended 30 September 2017		Fiscal Year Ended 30 September 2016		Fiscal Year Ended 30 September 2015
	Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners	Waived by Artisan Partners
Developing World Fund	$ 13,014,533	$ -	$ 5,513,088	$ 33,657	$ 147,348[1]	$ 88,085[1]
Emerging Markets Fund	438,552	295,053	403,140	299,577	1,624,429	102,671
Global Discovery Fund	11,511 [2]	35,949 [2]	-	-	-	-
Global Equity Fund	2,594,817	-	2,840,825	-	2,734,948	-
Global Opportunities Fund	18,934,684	-	13,808,651	-	11,524,321	41,626
Global Value Fund	25,675,267	-	16,964,233	-	17,891,535	15,867
High Income Fund	14,927,112	-	9,446,962	-	4,813,541	-
International Fund	129,478,061	-	157,115,715	-	174,861,096	8,030
International Small Cap Fund	7,745,515	-	11,362,443	-	12,691,857	-
International Value Fund	120,861,505	-	102,908,787	-	106,428,074	87,130
Mid Cap Fund	68,454,002	-	77,111,683	-	90,017,908	26,090
Mid Cap Value Fund	39,708,412	-	47,523,160	87,500	85,503,139	33,826
Small Cap Fund	12,115,445	-	11,674,555	-	13,943,037	-
Thematic Fund	55,577 [3]	65,994 [3]	-	-	-	-
Value Fund	5,653,214	-	6,346,814	-	8,979,062	-
[1]	For the period from the Fund’s inception on 29 June 2015.
[2]	For the period from the Fund’s inception on 21 August 2017.
[3]	For the period from the Fund’s inception on 24 April 2017.
Code of Ethics
The 1940 Act and rules thereunder require that Artisan Partners Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Partners Funds might take advantage of that knowledge for their own benefit. Artisan Partners Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Partners Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Partners Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.
Distributor
Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.
Artisan Partners Funds pays all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses relating to the Funds, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.
Portfolio Transactions
Artisan Partners places orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to seek the best result reasonably available under the circumstances in connection with the execution of its clients’ securities transactions, taking into account price, transaction costs, speed, likelihood of execution and settlement, size, nature of the order and other relevant order execution considerations. Artisan Partners seeks to utilize those broker-dealers and execution venues that enable

Statement of Additional Information—Artisan Partners Funds

Artisan Partners to obtain the best result for execution of orders. A number of other subjective factors may enter into the decision to select a specific broker-dealer, including but not limited to the following:
■	Artisan Partners’ knowledge of the financial stability, reputation, integrity and operational, investment and research capabilities of the broker-dealer selected;
■	the broker-dealer’s willingness to commit its own capital to complete the transaction;
■	the broker-dealer’s ability to place difficult trades;
■	the sophistication of broker-dealer’s trading facilities; access provided by the broker-dealer to markets and limited investment opportunities, such as initial public offerings;
■	whether executing the trade through an electronic communication network (“ECN”) can provide a better combination of net price and execution; and
■	Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer considered.
In addition, Artisan Partners may take into account whether the broker-dealer provides the firm with brokerage and research services, as described below, and the value of such brokerage and research services. For equity transactions, recognizing the value of the items listed above, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Artisan Partners need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.
Artisan Partners maintains and periodically updates a list of approved broker-dealers that, in Artisan Partners’ judgment, generally are able to provide best result after taking into consideration the items noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of any brokerage commissions based on the foregoing items, are made on an ongoing basis by Artisan Partners staff while effecting portfolio transactions, subject to the oversight of and review by Artisan Partners’ trading oversight committee, and reports are made annually to Artisan Partners Funds’ board of directors.
Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for client accounts, including the Funds, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners Funds and Artisan Partners do not compensate a broker-dealer for any promotion or sale of Artisan Partners Funds’ shares by directing to the broker-dealer (i) securities transactions for an Artisan Partners Funds portfolio; or (ii) any remuneration, including, but not limited to, any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Partners Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Partners Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Partners Funds; and (2) Artisan Partners Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Artisan Partners Funds’ shares.
Transactions may also be made directly with the issuer of the security or the issuer’s underwriter. In underwritten offerings, the price paid by a Fund may include a disclosed, fixed commission or discount retained by the underwriter or dealer.
The broker-dealers Artisan Partners uses for fixed income transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Fixed income transactions may also be made directly with the issuer of the obligations or the issuer’s underwriter.
Use of Client Commissions. Artisan Partners may use disclosed client commissions to pay for brokerage and research services (often referred to as “soft dollar” benefits) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy. Artisan Partners’ and its affiliates’ use of client brokerage to acquire brokerage and research services is intended to qualify for the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended, and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions, the compensation on which qualifies for safe harbor treatment. The provision of brokerage and research services is not generally considered with respect to transactions in fixed income securities, although Artisan Partners may receive research from brokers that are also used for fixed income transactions.
“Brokerage services” are products and services relating to the execution of the trade from the point at which Artisan Partners communicates with the broker-dealer for the purposes of transmitting an order for execution, through the point at which funds or securities are delivered or credited to a Fund. Eligible brokerage services must provide Artisan Partners with lawful and appropriate assistance in carrying out its responsibilities to clients, including the Funds.
“Research services” may include, but are not limited to, (i) research reports (including reports that are specific to issuers, industries and/or geographic regions) and (ii) research-oriented data analytics and software applications. Eligible research services must provide Artisan Partners with lawful and appropriate assistance in making investment decisions. The types of research products and services received include: research reports (including reports that are specific to issuers, industries and/or geographic regions); subscriptions to financial

Statement of Additional Information—Artisan Partners Funds

publications and research compilations that are not targeted to a wide, public audience; investment ideas; access to the broker-dealer’s traders and analysts; access to conferences and seminars that provide substantive content relating to issuers and industries; access to management teams of companies with which the broker-dealer has a relationship; access to groups of professionals with expertise in particular industries and/or subject matter areas; research-oriented data analytics and software applications; compilations of securities prices, earnings, dividends and similar market, financial and other economic data; securities quotation services; and services related to economic and other consulting services.
When Artisan Partners receives brokerage and research services in return for client commissions, it relieves Artisan Partners of the expense it would otherwise bear in creating such items on its own or paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or venue that will provide Artisan Partners with such brokerage and research services. However, Artisan Partners chooses those broker-dealers and venues it believes are able to obtain the best result.
In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or venue that Artisan Partners will direct brokerage transactions to that broker-dealer or venue generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or venue, even if another broker-dealer or venue might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to its clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research products and/or services. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services that Artisan Partners believes are useful.
Artisan Partners has also entered into client commission sharing arrangements with certain broker-dealer firms pursuant to which Artisan Partners executes securities transactions with such broker-dealers in order to facilitate the receipt of research products and services provided by a party other than the executing broker-dealer. A portion of the commission paid to the executing broker-dealer is retained by that broker-dealer to compensate the broker-dealer for the execution services provided, while another portion is credited for the provision of research products and services. Artisan Partners typically instructs the providers of such research products or services (who may themselves be broker-dealers) to deliver an invoice for the research products or services directly to Artisan Partners, which coordinates payment of the invoice by an executing broker-dealer from the accrued credits.
Artisan Partners uses research products and services provided by broker-dealers or venues in servicing Artisan Partners’ proprietary accounts (if any) and the accounts of any or all of its clients, including the Funds. Artisan Partners uses client brokerage from accounts managed by an investment team for research products and services used by that team. Because orders are generally aggregated across all accounts in a strategy for execution by a single broker, where applicable, all participating accounts generally pay the same commission rate for trades and share pro rata in the costs, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for certain research products and services (in which case the client’s pro-rata cost of the products and services may be borne by: the client through a separate arrangement, a third-party or Artisan Partners). Because accounts within each strategy are managed to a single model and because, as explained in more detail see “Potential Conflicts of Interest – Allocation and Aggregation of Portfolio Transactions among Clients”, Artisan Partners generally aggregates trades in a particular security for multiple clients in a strategy for execution as a single transaction and may aggregate trades in a particular security for multiple strategies, Artisan Partners believes that its clients generally benefit from the research and/or other services received by Artisan Partners in exchange for client brokerage on an essentially pro rata basis.
In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes (so called “mixed-use” products and services). In those cases, Artisan Partners would make a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through commissions generated by client transactions. Artisan Partners would pay the portion of the costs attributable to non-research usage of those products or services from its own funds.
The research products and services received by Artisan Partners or its affiliates and obtained through the use of client commission dollars include proprietary research (in which the research products or services are prepared and provided by the executing broker-dealer) and third-party research from independent research providers and broker-dealers through commission sharing arrangements (in which the executing broker-dealer makes a payment on Artisan Partners’ behalf and at Artisan Partners’ direction to a third-party who has independently prepared the research products or services).
Commission Recapture Programs. A number of Artisan Partners’ clients, including the Funds (other than Artisan High Income Fund), participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows

Statement of Additional Information—Artisan Partners Funds

into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Many broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely recaptured. A small portion, if any, of the commissions generated by each Fund (other than Artisan High Income Fund) may be directed to a broker-dealer in a commission recapture arrangement. Pursuant to those arrangements, the participating broker-dealer repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Funds’ annual and semiannual reports to shareholders.
The following table shows the aggregate commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.
Fund	Fiscal Year Ended 30 September 2017	Fiscal Year Ended 30 September 2016	Fiscal Year Ended 30 September 2015
Developing World Fund	$ 2,490,629	$ 1,330,560	$ 106,637[1]
Emerging Markets Fund	43,919	76,209	499,860
Global Discovery Fund	4,174 [2]	-	-
Global Equity Fund	428,051	381,004	296,919
Global Opportunities Fund	1,073,036	772,100	978,227
Global Value Fund	671,092	599,894	661,963
High Income Fund	10,952	-	-
International Fund	18,704,108	22,003,939	19,204,744
International Small Cap Fund	1,184,606	1,206,380	1,051,445
International Value Fund	2,707,595	3,354,471	4,735,396
Mid Cap Fund	2,675,323	3,388,567	4,693,882
Mid Cap Value Fund	1,709,750	3,716,058	4,307,468
Small Cap Fund	495,726	429,008	869,345
Thematic Fund	36,385 [3]	-	-
Value Fund	492,852	831,452	1,103,920
[1]	For the period from the Fund’s inception on 29 June 2015.
[2]	For the period from the Fund’s inception on 21 August 2017.
[3]	For the period from the Fund’s inception on 24 April 2017.
Artisan Emerging Markets Fund had a material decrease to the aggregate commissions paid by the Fund for the fiscal year ended 30 September 2017 as compared to the fiscal years ended 30 September 2016 and 30 September 2015. The decrease in aggregate commissions paid by this Fund was primarily due to a decrease in Fund assets. Artisan Mid Cap Value had a material decrease to aggregate commissions paid by the Fund for the fiscal year ended 30 September 2017 as compared to fiscal year ended 30 September 2016. The decrease in aggregate commissions paid by the Fund was primarily due to a decrease in Fund assets. Artisan Developing World Fund had a material increase to the aggregate commissions paid by the Fund for the fiscal year ended 30 September 2017 as compared to the fiscal years ended 30 September 2016 and 30 September 2017. The increase in aggregate commissions paid by this Fund was primarily due to an increase in Fund assets.
Artisan Small Cap Fund had a material decrease to the aggregate commissions paid by the Fund for the fiscal year ended 30 September 2016 as compared to the fiscal year ended 30 September 2015. The decrease in aggregate commissions paid by this Fund was primarily due to a decrease in portfolio turnover.

Statement of Additional Information—Artisan Partners Funds

The following table shows the total commissions paid by each Fund to broker-dealers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended 30 September 2017.
	Fiscal Year Ended 30 September 2017
Fund	Total Commissions Paid to Broker-Dealers that Provided Brokerage and Research Services	Related Aggregate Share Price Paid/Received
Developing World Fund	$ 1,631,902	$ 995,936,234
Emerging Markets Fund	28,597	13,504,102
Global Discovery Fund[1]	46	182,277
Global Equity Fund	274,363	266,474,427
Global Opportunities Fund	461,512	577,055,916
Global Value Fund	370,003	291,688,536
High Income Fund[2]	N/A	N/A
International Fund	11,822,643	8,171,109,295
International Small Cap Fund	666,129	461,527,996
International Value Fund	1,702,014	1,278,234,181
Mid Cap Fund	1,572,747	3,416,279,719
Mid Cap Value Fund	779,896	818,539,740
Small Cap Fund	314,884	392,772,046
Thematic Fund[3]	21,257	28,563,969
Value Fund	177,542	179,902,391
[1]	For the period from the Fund’s inception on 21 August 2017.
[2]	The broker-dealers Artisan Partners uses for fixed income transactions generally do not charge stated commissions.
[3]	For the period from the Fund’s inception on 24 April 2017.
The following table shows, as of 30 September 2017, the aggregate holdings by a Fund, if any, of the securities of the Fund’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), or of their parents, whose securities the Fund acquired during its most recent fiscal year.
Fund	Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended 30 September 2017
Global Equity Fund	Citigroup Global Markets Inc.	3,524,035
Global Opportunities Fund	Bank of America Corp.	72,620,639
	State Street Bank & Trust Company	77,748,923
Global Value Fund	Citigroup Global Markets Inc.	122,086,889
Thematic Fund	State Street Bank & Trust Company	668,398
Value Fund	Citigroup Global Markets Inc.	28,675,781
	Goldman Sachs & Co.	16,036,416
Proxy Voting
The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Partners Funds may have in other capacities.
When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying

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regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.
In the following circumstances Artisan Partners may not vote a Fund’s proxy:
■	Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.
■	Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.
■	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.
■	The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.
■	The Fund so directs Artisan Partners.
Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.
Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners’ employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter where there is an actual or potential conflict of interest. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.
Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.
Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”). Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, Artisan Partners will vote in accordance with Artisan Partners proxy voting guidelines on routine or corporate administrative matters, and with respect to non-routine matters, Artisan Partners will generally vote in accordance with the determination made by the proxy voting committee, which will consider the investment team’s recommended vote, any analysis available from the proxy service provider(s) and whether the proxy service provider(s) has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with the proxy voting guidelines and any identified conflict of interest. Artisan Partners may vote in accordance with the recommendations of a proxy service provider, provided that such service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of the issuer. If the service provider does not meet those requirements,

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the proxy voting committee shall consider what course of action will serve the interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.
The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Partners Funds’ website at www.artisanpartners.com.
Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.
Disclosure of Portfolio Holdings
The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and the conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Partners Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.
Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.
Except as provided in Artisan Partners Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Partners Fund may be provided to any person. In no case do Artisan Partners Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.
Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Partners Funds may determine for each Fund on Artisan Partners Funds’ website (www.artisanpartners.com.). On Artisan Partners Funds’ website, portfolio holdings information can be found at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. A complete list of portfolio holdings is also included in the reports Artisan Partners Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.
Artisan Partners Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year).
Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.
Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Partners Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Partners Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners (and its affiliates and service providers); Distributors; counsel to Artisan Partners Funds; Ernst & Young LLP, Artisan Partners Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; JPMorgan Chase Bank, N.A., Artisan Partners Funds’ custodian; DST Asset Manager Solutions, Inc., Artisan Partners Funds’ transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Partners Funds’ securities valuation service providers, which include The WM Company, Bloomberg, ICE, IHS Markit, Thomson Reuters and ITG, Inc.; Deloitte & Touche LLP, Artisan Partners Funds’ valuation consultant; Artisan Partners Funds’ printing, reporting, website

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and filing support service providers, which include Donnelley Financial Solutions, Confluence Technologies, Inc., Diligent Corporation, Stark Media, The Marek Group and Ripon Printers; Northern Trust Hedge Fund Services LLC, a provider of transaction management services; Clearwater Analytics, LLC, a provider of investment account software; and Cortland Capital Market Services LLC, a loan closing and settlement provider; (b) to broker-dealers or other counterparties, research or data providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Partners Funds’ policy on purchases and redemptions in-kind.
Artisan Partners provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar or identical to the Funds. These clients may therefore have substantially similar, and in certain cases nearly identical, portfolio holdings to those of certain Funds. These clients generally have access to current portfolio holding information for their accounts, but these clients may be subject to different portfolio holdings disclosure policies than the Funds, and neither Artisan Partners nor the board of directors of the Funds exercises control over such policies or disclosure. These clients do not necessarily owe Artisan Partners or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.
The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Partners Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.
Purchasing, Exchanging and Redeeming Shares
Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. You may, subject to the approval of Artisan Partners Funds, purchase shares of a Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with Artisan Partners Funds’ valuation policies. Should Artisan Partners Funds approve your purchase of a Fund’s shares with securities, Artisan Partners Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Partners Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Partners Funds at 866.773.7233.
Artisan High Income Fund imposes a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Fund uses the “first in, first out” method, but reserves the right, after notice to shareholders, to change that methodology.
Shares of each Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.
Each Fund reserves the right to waive or reduce the minimum initial investment requirement. Artisan High Income Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund.
For Investor Shares or Advisor Shares of the Funds, some authorized agents charge a fee for accounting and shareholder services that the agent provides to Fund shareholders on the Fund’s behalf. In addition, Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by a Fund), and for distribution and marketing services performed with respect to the Funds. Payments to authorized agents by the Funds and Artisan Partners are discussed in the prospectus under the heading “Financial Intermediaries.”
Institutional Shares of the Funds do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other service that any intermediary may provide to its clients.
Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a purchase or redemption order under certain circumstances, which are described in the Funds’ prospectus.

Statement of Additional Information—Artisan Partners Funds

The NAV of the Funds’ shares is normally determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will normally be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets attributed to the Fund (or class), less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Partners Funds” for a description of the procedures used by the Funds to value securities and other assets. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.
The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the NYSE and the other market are open, several hours may have passed between the time when trading in the other market closed and the NYSE closes and the Funds calculate their NAVs.
Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Partners Funds’ Valuation Procedures. Artisan Partners Funds’ valuation committee will value securities or other assets at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Partners Funds’ board of directors, when, with respect to such securities or other assets market quotations are not readily available. A market quotation will be considered not readily available, and a Fund may therefore use fair value pricing, if, among other things, there are no quotations, pricing data is not provided by an approved pricing vendor, the valuation committee believes that the quotation, price or market value resulting from Artisan Partners Funds’ Valuation Procedures does not reflect a fair value of the security or asset or the value of the security or asset might have been materially affected by events occurring after the close of the market on which the security or asset is principally traded but before the time as of which the NAV is calculated. The Funds monitor for subsequent events using several tools. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign equity securities and equity-linked securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair values utilized by Artisan Partners or an affiliate as described above could differ in the future from the value realized on the sale of those securities or assets and the differences could be material to the NAV of the applicable Fund.
Fixed income securities are valued at market value. Market values are generally evaluations based on the judgment of the Funds’ pricing vendors, which may consider, among other factors, the prices at which securities actually trade, broker-dealer quotations, pricing formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and/or discounted cash flow models that might be applicable.
Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.
Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.
The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:
Amount of Difference	Action Taken
< ½ of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

Statement of Additional Information—Artisan Partners Funds

Amount of Difference	Action Taken
= or > ½ of 1% of the originally computed NAV	If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.
Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.
Additional Federal Income Tax Information
The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.
In General
Each Fund has elected (or intends to elect) and intends to qualify and to be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);
(b)	invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers in which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Special rules potentially provide limited relief from the application of the rule generally requiring a regulated investment company to look through its 20% voting interest in a corporation, including a regulated investment company, to the assets thereof for purposes of the diversification test described in (b) above.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains that it distributes in a timely manner to shareholders in the form of dividends (including capital gain dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment for such year, then it would be required to pay taxes on its income and realized capital gains at corporate rates, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Statement of Additional Information—Artisan Partners Funds

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company is generally permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any taxable year, the amount thereof may, potentially subject to certain limitations, be carried forward to offset capital gains in subsequent taxable years, thereby reducing the amount the Fund would otherwise be required to distribute in such years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in prior taxable years, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. A Fund’s available capital loss carryforwards, if any, are set forth in the Funds’ annual shareholder reports for each fiscal year.
In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”
Taxation of Fund Distributions
Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.
You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“capital gain dividends”) are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time you have held your shares. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Long-term gains are generally those derived from securities held (or deemed to have been held) by a Fund for more than one year. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Net capital gains rates apply to distributions received by noncorporate shareholders that are attributable to “qualified dividend income,” provided certain holding period requirements are satisfied. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that are eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of aggregate qualifying dividends received by that Fund. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) are eligible to be treated as qualified dividend income. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Artisan High Income Fund does not expect a significant portion of its distributions to derive from qualified dividend income.
Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion is not permitted to exceed the aggregate dividends a Fund receives from U.S. corporations. Artisan High Income Fund does not expect a significant portion of its distributions to qualify for the dividends-received deduction.
To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Statement of Additional Information—Artisan Partners Funds

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either gains that are unrealized, or income or gains that are realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.
You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.
Redemptions, Sales and Exchanges of Fund Shares
Any gain or loss realized from a redemption, sale or exchange of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the taxable disposition of Fund shares held for six months or less, such loss will be treated as long-term, rather than short term, to the extent of capital gain dividends you have received (or are deemed to have received) with respect to those shares.
Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An exchange of shares of one Artisan Partners Fund for shares of another Artisan Partners Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.
For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.
Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment on their particular tax situations.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding generally is required if:
■	You fail to furnish your properly certified social security or other tax identification number;
■	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain dividend or interest income;
■	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or
■	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.
The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Partners Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Partners Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Statement of Additional Information—Artisan Partners Funds

Tax Consequences of Certain Investments by the Funds
A Fund may purchase the equity securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be treated as ordinary income regardless of how long the Fund holds its investment.
In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.
In order to avoid the imposition of such tax, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund generally may also elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. The “QEF election” and the “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
It is possible that a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) will give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the ordinary dividend paid by the Fund will be increased; if the result is a loss, the ordinary dividend paid by the Fund will be decreased. Foreign currency losses, if any, may result in a Fund having an overall net ordinary loss, and such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
Income, gains and proceeds received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the end of its taxable year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax.
Investments by a Fund in certain debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level U.S. federal income or excise tax.
A Fund’s investment in participation certificates, a form of derivative instrument, can affect the amount, timing and character of distributions to shareholders.
A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Statement of Additional Information—Artisan Partners Funds

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect Artisan High Income Fund’s and Artisan Global Opportunities Fund’s ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.
A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
A Fund’s investment (directly or indirectly) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding and tax payment responsibilities. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides, and these regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in a Fund.

Statement of Additional Information—Artisan Partners Funds

Non-U.S. Investors
Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported as (1) capital gain dividends, (2) interest-related dividends and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, are not subject to withholding of U.S. federal income tax.
The exemption from withholding for “interest-related dividends” generally applies with respect to distributions of U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a United States shareholder, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a shareholder that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exemption from withholding for “short-term capital gain dividends” generally applies with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to (i) distributions to an individual foreign shareholder who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gains dividends as are eligible, but is not required to do so.
In the case of shares held by a foreign shareholder through an intermediary, the intermediary may withhold tax even if the regulated investment company reports a distribution as an interest-related or short-term capital gain dividend.
Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g., dividends attributable to foreign source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If a beneficial holder of Fund shares who or which is a foreign shareholder has a trade or business in the U.S. and income from a Fund received by such holder is effectively connected with the conduct of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates.
In the case of a foreign shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding a Fund’s shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding a Fund’s shares through foreign entities should consult their tax advisers about their particular situation.
A beneficial holder of shares who or which is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (see below).Very generally, special tax rules would apply if a Fund were a qualified investment entity (“QIE”) because it either holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to, the proceeds of a sale of shares by, a greater-than-5% foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. Each Fund generally does not expect that it will be a QIE, so these special tax rules are not likely to apply. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Statement of Additional Information—Artisan Partners Funds

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Certain Additional Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after 1 January 2019. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Custodian
JPMorgan Chase Bank N.A. (“J.P. Morgan”), 383 Madison Avenue, Floor 11, New York, NY 10179, acts as custodian of the securities and other assets of the Funds. J.P. Morgan is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. J.P. Morgan also performs portfolio accounting services for the Funds. J.P. Morgan is not an affiliate of Artisan Partners or its affiliates. J.P. Morgan is authorized to engage the services of sub-custodians. Both J.P. Morgan and the applicable sub-custodians are authorized to deposit securities in securities depositories.
Transfer Agent
DST Asset Manager Solutions, Inc., 430 W. 7th Street, Suite 219322, Kansas City, MO 64105, is the transfer agent for the Funds. The transfer agent is responsible for, among other things, the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The transfer agent is not an affiliate of Artisan Partners or its affiliates.
Legal Counsel
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, is counsel to the Funds.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.
Financial Statements
The financial statements of the Funds for the fiscal year ended 30 September 2017, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders, which was filed with the SEC on Form N-CSR on 5 December 2017 (Accession Number 0001193125-17-361610). Because Institutional Shares of Artisan Global Discovery Fund were not offered during the fiscal year ended 30 September 2017, financial statements for Institutional Shares of Artisan Global Discovery Fund are not included in this SAI.

Statement of Additional Information—Artisan Partners Funds